UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 28, 2020
Date of report (Date of earliest event reported)

Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)

(514) 744-6792
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01	Regulation FD Disclosure.
Bausch Health Companies Inc. (the “Company”) is providing a presentation (the “AGM Presentation”) on its business to its shareholders at its annual general meeting on April 28, 2020.

The AGM Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and will be available on the Company’s website under the tab “Investors – Investor Relations Home”.

No information on the Company’s website is incorporated by reference into this report. The information contained in this Item 7.01 is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	AGM Presentation
99.2	Press Release regarding the AGM Presentation, dated April 28, 2020
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2020

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Christina M. Ackermann
Christina M. Ackermann
Executive Vice President and General Counsel